MONTGOMERY COUNTY TEACHERS FEDERAL CREDIT UNION
                              16220 Frederick Road
                                   Suite 300
                          Gaithersburg, Maryland 20877

                                  June 1, 1994

Technology Applications                       Diagnostic Retrieval Systems, Inc.
  and Service Company                         c/o Terrance L. DeRosa
c/o Terrance L. DeRosa                        200 Professional Drive
200 Professional Drive                        Gaithersburg, Maryland 20879
Gaithersburg, Maryland 20879

     Re: Amendment to Lease Modification

Gentlemen:

     This letter agreement sets forth our understandings and agreements concerning the obligations that were imposed upon the landlord pursuant to Paragraph 21 of that certain Lease Modification Agreement dated February 22, 1994 (the "Lease Modification") to pay for, complete and install all of those certain improvements set forth on Exhibit E (the "Improvements") to the Lease Modification. It is intended by the parties that this letter agreement constitute an amendment to the Lease Modification.

     That portion of the improvement described in items nos. 1, 2, 5 and 7 on Exhibit E to the Lease Modification is herein called the "Tenant Improvements". That portion of the Improvements described in items nos. 3, 4 and 6 on Exhibit E to the Lease Modification is herein called the "Landlord Improvements".

     The parties acknowledge and agree that item no. 4 and all of item no. 3 (other than the entrance door monitored card or key access system) have been fully paid and/or performed (as applicable).

     In consideration of the payment made by Atlantic Real Estate Partners II, L.P. ("Atlantic") to you of even date herewith, the receipt and sufficiency of which is hereby evidenced by your execution of this Letter Agreement, and the construction and installation of the balance of the Landlord Improvements
(which the parties acknowledge will be accomplished by Montgomery County Teachers Federal Credit Union ("MCT") within thirty (30) days from the date hereof), you hereby agree to (i) fully and finally release MCT and Atlantic from any obligations imposed upon the landlord to pay for, complete or install the Improvements and (ii) to cause the Tenant Improvements to be substantially completed in the manner provided for under Exhibit E to the Lease Modification by established contractors or subcontractors reasonably acceptable to MCT, and otherwise to your full satisfaction.

     You agree and acknowledge that (i) MCT is the current owner of the Building and is solely and completely responsible for completion of the balance of the Landlord Improvements, and (ii) MCT would not agree to the direct payment from Atlantic to you


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(as opposed to establishing an escrow account) without your agreement to complete (or cause to be completed) the Tenant Improvements by established contractors or subcontractors reasonably acceptable to MCT and in the manner provided for under Exhibit E to the Lease Modification.

     If this letter agreement accurately reflects your understanding of the matters set forth herein, please indicate your acceptance by execution of this letter agreement below.

     All of the other terms and conditions of the Lease Modification are hereby ratified and confirmed in all respects and shall remain in full force and effect, except as herein specifically amended or modified.

                                              Sincerely,

                                              MONTGOMERY COUNTY TEACHERS
                                              FEDERAL CREDIT UNION

                                              By: /s/ JOSEPH R. BRESSI
                                              Name: Joseph R. Bressi
                                              Title: President/CEO


                                              By: /s/ ERNEST L. SOLAR
                                              Name: Ernest L. Solar
                                              Title: Chairman of the Board




AGREED TO AND ACCEPTED BY
on this __ day of June, 1994:

Technology Applications and Service Company

By: /s/ TERRENCE L. DeROSA
Name: Terrence L. DeRosa
Title: V.P./General Manager

Diagnostic Retrieval Systems, Inc.

By: /s/ MARK S. NEWMAN
Name: Mark S. Newman
Title: President & CEO

Atlantic Real Estate Partners II, L.P.

By:   CIMC Real Estate L.L.C., its general partner

By: /s/ DAVID L. BROWN
Name: David L. Brown
Title: President



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